UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Institutional Africa & Middle East Fund	April 30, 2017

Highlights

●	Stocks in African and Middle Eastern markets generally rose in the six-month period ended April 30, 2017.

●	Your fund fared slightly better than its benchmark. Good stock selection in several countries contributed to our relative performance, but stock selection in Saudi Arabia detracted.

●

In the Gulf Cooperation Council, banks are some of our most important investments. In Africa, we are underweighting South Africa but have boosted our Egypt exposure. We have several small investments in sub-Saharan African countries to help us diversify the portfolio.

●

We have a robust long-term outlook for Africa and the Middle East, as fundamentals remain favorable and economies should be supported by attractive demographics, rising urbanization and infrastructure investment, as well as a strong base of natural resources.

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Africa & Middle East Fund

Dear Investor

Stocks in African and Middle Eastern markets generally rose in the six-month period ended April 30, 2017. Saudi Arabia and Kuwait advanced more than 16%, as oil prices stabilized around $50 per barrel, helped by an OPEC production cut that took effect at the beginning of 2017. In Africa, Egyptian shares slumped more than 29% in U.S. dollar terms, as the central bank devalued its currency in November and inflation spiked. South African shares rose 7%, even though the economy remained anemic under unpopular President Jacob Zuma and the country was downgraded below investment grade late in our reporting period. Sub-Saharan markets were mixed.

Your fund returned 9.05% in the first half of our fiscal year. As shown in the Performance Comparison table, the fund fared slightly better than its benchmark. Good stock selection in the United Arab Emirates (UAE) and Egypt contributed the most to our relative performance, but stock selection in the UK and South Africa was also helpful. On the other hand, our stock selection in Saudi Arabia detracted from our results. Also, our performance would have been even better if we had had larger positions in our UK, Egyptian, and Kuwaiti holdings, which generally did better than their peers in the benchmark.

Portfolio Review

Gulf Cooperation Council (GCC)

Saudi Arabia
Stocks in Saudi Arabia rose about 17% in the last six months. The Saudi economy has been improving gradually with more stable oil prices, but there are still some fiscal pressures on the government and various corporations. Credit growth is slow, but liquidity is expected to continue improving on the heels of a $9 billion bond issuance in April and possible future bond issuances. The kingdom is proceeding with its plan to diversify its economy and reduce reliance on oil and is expected to begin privatizing various state-run assets later this year.

Banks remain important investments, and we are encouraged by trends in the industry, such as balance sheet deleveraging, improving liquidity, and better-than-expected first-quarter earnings. Cheap valuations, attractive dividend yields, and rising U.S. interest rates—to which Saudi rates are tied—are additional positives. We particularly like Banque Saudi Fransi, which was a solid performer in the last six months, given its balance sheet strength and management quality, but we also have stakes in Saudi British Bank, National Commercial Bank, and Samba Financial. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Another solid performer in the kingdom was hospital operator Al Mouwasat Medical Services. The Saudi health ministry is planning to privatize all state-run hospitals by creating new companies to own and operate the medical facilities. In addition, there are plans for all Saudi nationals to be covered by health insurance prior to the privatizations. We believe this will be a positive catalyst for Bupa Arabia for Cooperative Insurance. A significant contributor to our six-month performance was food and dairy company Almarai, helped by expectations for an improving Saudi economy and a better outlook for its poultry operations. We took some profits from our Almarai stake and started a position in Savola, a food manufacturer and grocery store operator that has a sizable stake in Almarai and seemed more attractively valued. We also added Saudi Arabian Mining to the portfolio. The company focuses on gold, phosphate, and aluminum, and we believe it could benefit from the rising price of aluminum, especially as China seeks to reduce aluminum production in an effort to control pollution.

United Arab Emirates (UAE)
The UAE stock market returned about 6% in the last six months. The UAE has a more diversified economy compared with other GCC economies, as it remains an important regional hub for tourism, trade, and transportation. We are overweighting the country versus the benchmark due to the attractiveness of its investment opportunities, particularly in these sectors.

One of our top contributors in the portfolio was Aramex, a Middle East logistics company whose management has significant ambitions to expand in Africa and Asia. Shares were driven by strong financial results and expectations for GCC logistics markets to strengthen, and we took some profits. Two other good contributors were global ports operator DP World and oil services company Lamprell, which we believe remains undervalued—as long as oil prices do not return to their early-2016 lows, as that may delay the recovery in oil service projects. Shares of Emaar Properties were lackluster, but the company remains a high-quality real estate player taking market share in the UAE.

The UAE banks have solid fundamentals, and our position in First Gulf Bank, which was merged with National Bank of Abu Dhabi (NBAD) to form the largest bank in the UAE, made a strong contribution to our results. We believe the market is underestimating the synergies that will come from the merger, and we increased our stake in the combined entity NBAD. Abu Dhabi Commercial Bank and Emirates NBD, both of which recently reported solid earnings, also produced gains and could benefit from additional industry consolidation.

Kuwait and Qatar
While shares in Kuwait rose almost 20% in the last six months, we continue to have difficulty finding well-managed companies there. Our position in National Bank of Kuwait, the country’s largest bank, continues to grow steadily and produced good returns; the company has a strong capital position and an attractive valuation and dividend yield. We added Humansoft Holding Company to the portfolio late in our reporting period. The company owns and operates two educational institutions that are affiliated with Purdue University in the U.S. and should benefit from growth in private education. While the company partly depends on the Kuwaiti government, public education is sacrosanct in Kuwait, so cuts in education spending are unlikely, even in a weak oil price environment.

In Qatar, our investments were mostly lackluster, and we have slowly been reducing our overall exposure. The country’s buildout in anticipation of the 2022 World Cup soccer tournament has become painfully slow. We have been reducing our profitable investment in logistics provider and freight forwarding company Gulf Warehousing, as we believe that much of its growth is now behind it. Qatar National Bank’s earnings were hurt by the company’s exposure to Egypt and Turkey, whose currencies have been very weak in the last few months.

South Africa
Despite a stalled economy, South African stocks rose about 7% in the last six months. While the rand rose less than 1% versus the U.S. dollar, it was very weak at times in response to rising U.S. interest rates and domestic political uncertainty. President Jacob Zuma remains unpopular, and his recent dismissal of respected Finance Minister Pravin Gordhan prompted credit rating agencies S&P Global and Fitch to downgrade the sovereign debt—unsurprisingly—to junk status in early April. Several large South African banks were also dropped to below investment grade.

While South Africa is our largest country allocation in absolute terms, it remains our largest underweight versus the benchmark. We reduced our allocation slightly over the last six months, in part, through eliminations of mining company AngloGold Ashanti and Telkom and profitable reductions of pay-TV operator Naspers and insurer Sanlam. We expect to maintain an underweight for the near future, as an expected upswing in the economy in the second half of 2017 may now take longer to manifest. We are cautiously optimistic that Zuma’s time in office is limited and hopeful that new leadership will lift sentiment and implement needed reforms to jump-start the economy. For the time being, we have tilted our exposure toward high-quality growth companies with offshore earnings, as well as companies whose earnings do not depend so much on the domestic economy.

One of our contributors was Bid, the world’s largest food service provider outside the U.S., with operations in more than 30 countries. The company, which was spun off from BidVest in 2016, features healthy cash flow generation, a strong balance sheet, and an excellent track record of international mergers and acquisitions. Despite strong earnings-driven gains in the last six months, we believe the market continues to undervalue the company’s relative insulation from economic downturns and its ability to grow meaningfully over many years. On the other hand, we trimmed our position in FirstRand and in other financial stocks in recent months, in part, because of Zuma’s rhetoric and allegations against major financial players.

Pharmaceutical company Aspen Pharmacare Holdings was disappointing in the last six months. We are not yet seeing Aspen’s recent acquisitions, integration, and streamlining work and new product development translating into better earnings growth. However, we are confident—especially following a recent discussion with management—that the company’s longer-term strategy and prospects are solid, so we are maintaining our position.

Sub-Saharan Africa
To help us diversify the portfolio, we have several small investments in countries such as Uganda and Botswana. While the long-term prospects for many of these countries seem favorable—based on rising incomes and an apparent shift away from natural resource dependence for growth—many of our sub-Saharan investments sagged in the last six months. We recently traveled to Zambia in search of new investment ideas and are cautiously optimistic that its economy will do better this year on the back of lower interest rates, higher copper prices, and possible International Monetary Fund (IMF) financial assistance. We also visited Tanzania, where a government crackdown on corruption and tax evasion could hinder near-term growth, although the crackdown is a longer-term positive for the country.

Nigeria’s economy continues to struggle due, in part, to capital controls and reduced liquidity, and we are unlikely to make additional investments at least until the central bank adjusts the currency exchange rate. While we eliminated SEPLAT Petroleum Development, we maintained small positions in a few companies, such as Nigerian Breweries and Nestle Foods Nigeria. Meanwhile, Kenya’s economy and banks are struggling with the unintended consequences of last year’s decision to cap interest rates. At the end of April, we only owned shares of Safaricom, which we trimmed, and ARM Cement.

Egypt
Egypt’s stock market tumbled over 29% in dollar terms in the last six months. The decline reflects an IMF-recommended devaluation of the currency—the central bank allowed it to free float last November—and the government has agreed to implement reforms in order to procure financial assistance. While the economy is currently under significant stress from high inflation, the lower exchange rate should encourage foreign investments to return. If inflation recedes as we expect, 2018 should be a much better year for the economy.

In the last six months, we boosted our Egypt exposure by adding several companies to the portfolio, mainly those whose revenues benefit from the depreciated currency, including investment bank Egyptian Financial Group—Hermes Holding; cable manufacturer Elsewedy Electric; and Telecom Egypt. Many of these companies are reasonably priced, if not cheap, and should benefit from an improving economy going forward. We also added Netherlands-based fertilizer company OCI, which has operations in Egypt, and it was one of our largest contributors. We maintained a stake in Commercial International Bank Egypt, which has ample liquidity and is well positioned to benefit from an economic recovery. We are likely to add further to companies that have domestic exposure as we grow confident that reforms and an easing of this year’s inflation spike lead to a pickup in the economy in 2018.

UK companies operating in Africa and the Middle East
We continued to own a few UK companies that have significant operations or assets in our investment universe. Gold-mining company Centamin, whose primary asset is the Sukhari gold mine in Egypt, was one of our better-performing UK holdings. In contrast, Petra Diamonds, which has four of its five mines in South Africa, sagged. However, Petra’s expected ramp-up in volumes remains on track. We eliminated Hikma Pharmaceuticals and Mediclinic International in the last six months but added Tullow Oil, which we felt was undervalued. The company has operations in Europe, Africa, South Asia, and South America, and we believe it should do well in a more stable environment for oil prices.

Outlook

African and Middle Eastern markets are on better footing, helped by strong regional growth, meaningful political and economic improvements in certain countries, and steadier oil prices as global growth increases and demand picks up. While global supply is likely to keep pressure on oil prices for some time, we are encouraged that various governments and policymakers have adapted to the new oil price reality. Of course, oil is just one factor in this fascinating region of burgeoning long-term investment opportunities. We continue to have a robust long-term outlook as fundamentals remain favorable, and economies should be supported by attractive demographics, rising urbanization and infrastructure investment, as well as a strong base of natural resources.

In the Middle East, Saudi Arabia is ramping up its Vision 2030 plans to diversify the kingdom away from oil. New bond issuance, privatization of state-owned assets, and structural reforms are likely to be more visible in the next few years. The UAE’s diversified economy continues to thrive as tourists flock to Dubai and avoid riskier destinations in the region.

South African assets have been volatile due to political uncertainty and credit rating concerns, both of which are restraining the economy and keeping investors from focusing on longer-term corporate fundamentals. South African companies actually have some of the best management teams in the entire emerging markets universe, and we are watching closely for compelling buying opportunities. Given the political risks under the Zuma administration, selectivity is crucial.

Elsewhere in Africa, Egypt has great long-term potential that has been suppressed by the political and economic turmoil of the last few years. While 2017 will be a difficult year of adjustment, we are looking forward to what we believe will be a better economic environment in 2018. In sub-Saharan Africa, we are seeing signs of a growth uptick in several countries that could accelerate in 2018. Nigeria remains in a challenging state, but a recent reform plan, if carried out, could lead to the sale of some state assets and a more flexible exchange rate—both of which could help jump-start the economy.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

May 12, 2017

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Glossary

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Africa & Middle East Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2017 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2017. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/17	Value 10/31/16
T. Rowe Price Government Reserve Fund	¤	¤	$ 2	$ 2	$ 1
Totals			$ 2	$ 2	$ 1

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 2
Dividend income	2
Interest income	–
Investment income	$ 2
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2017 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $148,410)	$	171,764
Foreign currency (cost $1,195)		1,196
Dividends receivable		655
Receivable for shares sold		8
Other assets		85
Total assets		173,708
Liabilities		
Investment management fees payable		139
Due to affiliates		7
Other liabilities		1,490
Total liabilities		1,636
NET ASSETS	**$**	**172,072**
Net Assets Consist of:		
Undistributed net investment income	$	925
Accumulated undistributed net realized loss		(24,363)
Net unrealized gain		23,355
Paid-in capital applicable to 29,779,897 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		172,155
NET ASSETS	**$**	**172,072**
NET ASSET VALUE PER SHARE	**$**	**5.78**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)
($000s)

6 Months Ended 4/30/17
Investment Income (Loss)	
Dividend income (net of foreign taxes of $183)	$ 2,678
Expenses	
Investment management	840
Prospectus and shareholder reports	6
Custody and accounting	97
Registration	16
Legal and audit	14
Miscellaneous	46
Total expenses	1,019
Net investment income	1,659
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	10,623
Foreign currency transactions	(115)
Net realized gain	10,508
Change in net unrealized gain / loss	
Securities	2,365
Other assets and liabilities denominated in foreign currencies	4
Change in net unrealized gain / loss	2,369
Net realized and unrealized gain / loss	12,877
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 14,536**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2017 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 63% of the fund’s net assets were invested in emerging markets and 33% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $54,198,000 and $63,527,000, respectively, for the six months ended April 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2016 the fund had $33,808,000 of available capital loss carryforwards, which expire as follows: $3,543,000 in fiscal 2017 and $13,535,000 in fiscal 2019; $16,730,000 have no expiration. Further, $8,539,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

At April 30, 2017, the cost of investments for federal income tax purposes was $149,227,000. Net unrealized gain aggregated $22,538,000 at period-end, of which $29,858,000 related to appreciated investments and $7,320,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.00% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2017, the fund incurred $2,000 in interest expense related to outstanding borrowings on seven days in the average amount of $5,500,000 and at an average annual rate of 1.54%. At April 30, 2017, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. Although the fund’s management fee does not consist of a group fee component, the assets of the fund are still included toward the calculation of a group fee rate, which declines at certain asset levels and is based on the combined average net assets of most of the T. Rowe Price funds. In addition, the fund’s shareholders benefit from economies of scale in the form of declining operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund continued to be appropriate and provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund to a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group) and second quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017